UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   October 17, 2007 (October 11, 2007)

Joe’s Jeans Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

5901 S. Eastern Avenue, Commerce, California	90040
(Address of Principal Executive Offices)	(Zip Code)

(323) 837-3700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             Entry into a Material Definitive Agreement

Please see disclosure under Item 5.02 for certain compensation arrangements between Joe’s Jeans Inc. (the “Company”) and its officers and directors.

ITEM 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)           Appointment of Executive Officers

In connection with the annual meeting of the Board on October 11, 2007, the Board re-appointed the following executive officers of the Company to the same positions:  Marc Crossman to the position of President and Chief Executive Officer and Hamish Sandhu as Chief Financial Officer effective as of October 11, 2007. In addition, the Board re-appointed Sam Furrow to continue to serve as Chairman of the Board of Directors in a non-executive capacity.

(e)           Amendment to the 2004 Stock Incentive Plan

In connection with the previously approved amendment to the 2004 Stock Incentive Plan (the “Plan”) by the Company’s Board of Directors, the Company’s stockholders, on October 11, 2007, approved and ratified the amendment to the Plan to increase the number of shares authorized for issuance under the Plan by 4,000,000 to 8,265,172. The foregoing description of the amendment is qualified in its entirety by reference to the text of the amended version of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference to the previously filed Plan filed on September 5, 2007.

Compensation Arrangements

At the annual meeting of the Board on October 11, 2007 and by written consent on October 12, 2007, the Compensation Committee of the Board elected to pay Mr. Crossman as President and Chief Executive Officer a discretionary bonus as follows:  $150,000 payable on or before November 30, 2007 and $150,000 payable upon execution of an employment contract for fiscal 2008.

On October 15, 2007 and October 17, 2007, the Compensation Committee of the Board approved grants of restricted stock as follows: (i) Mr. Crossman in the amount of 235,849 shares that vest 1/3 on each anniversary date of the grant in 2008, 2009 and 2010, respectively, (ii) 80,000 shares to Sam Furrow, Kent Savage, Tom O’Riordan, and Suhail Rizvi that vest on a monthly basis over the course of 12 months beginning November 15, 2007. In lieu of a restricted stock grant, Kelly Hoffman will be compensated through a cash retainer in the amount of $127,200 paid monthly over the next twelve months. The restricted stock grants will be subject to the terms and conditions of the Plan and applicable award agreement to be executed by each participant. The form of the applicable award agreements have not been finalized and approved by the Compensation Committee as of the date of this Current Report on Form 8-K.

ITEM 8.01             Other Events

Results of Annual Meeting of Stockholders

On September 5, 2007, the Company filed a Definitive Proxy Statement on Schedule 14A with the Securities and Exchange Commission relating to an annual meeting of our stockholders to be held on October 11, 2007. The purpose of the annual meeting was to vote on the following proposals: (1) to approve the merger with JD Holdings, Inc. pursuant to an agreement and plan of merger by and among Innovo Group Inc., Joe’s Jeans, Inc., JD Holdings, Inc. and Joseph M. Dahan dated as of February 6, 2007 and June 25, 2007 (the “Merger”); (2) to approve the issuance of 14 million shares of common stock of Innovo Group Inc. to Joseph M. Dahan as consideration for the Merger; (3) to elect six directors to serve on the Board of Directors until the 2008 annual meeting of stockholders or until their respective successors are elected and qualified; (4) to approve an amendment to the Sixth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock available for issuance by 20 million shares from 80 million to 100 million; (5) to approve an amendment to the Sixth Amended and Restated Certificate of Incorporation to change the corporate name from Innovo Group Inc. to Joe’s Jeans Inc.; (6) to approve an amendment to the 2004 Stock Incentive Plan to increase the number of authorized shares available for issuance under the 2004 Stock Incentive Plan by 4 million shares from 4,265,172 shares to 8,265,172 shares; (7) to approve any proposal to adjourn the meeting to a later date, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the merger and issuance of shares under Proposals 1 and 2; and (8) to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending November 24, 2007.

The Board fixed the close of business on August 23, 2007 as the record date for identifying those stockholders entitled to notice of, and to vote, at the annual meeting. On September 7, 2007, the notice of annual meeting, proxy statement and proxy cards were first mailed to stockholders along with the Company’s Annual Report on Form 10-K for the fiscal year ended November 25, 2006, as amended and the Company’s Quarterly Reports on Form 10-Q for the periods ended February 24, 2007 and May 26, 2007. On October 11, 2007, the Company conducted its annual meeting of stockholders and all eight proposals were approved.

On October 11, 2007, a maximum amount of 41,444,394 shares were represented in person or by proxy at the meeting, which reflected approximately 92% of total shares outstanding, which was 45,226,166 as of August 23, 2007 according to the records of our transfer agent, the record date of the annual meeting. This share amount reflects the addition of certain shares that the Company holds as treasury shares in a segregated brokerage account. The vote totals on the eight proposals were as follows:

	For	Against	Abstain
1. To approve the merger with JD Holdings, Inc. pursuant to an agreement and plan of merger by and among Innovo Group Inc., Joe’s Jeans, Inc., JD Holdings, Inc. and Joseph M. Dahan dated as of February 6, 2007 and June 25, 2007	31,475,652	15,540	3,847

2. To approve the issuance of 14 million shares of common stock of Innovo Group Inc. to Joseph M. Dahan as consideration for the Merger;	30,782,942	653,412	58,685

	For	Withheld
3. Election of six directors:
Samuel J. Furrow	38,892,842	2,551,552

Tom O’Riordan	39,166,045	2,278,349

Marc B. Crossman	39,087,607	2,356,787

Suhail R. Rizvi	38,715,959	2,728,435

Kelly Hoffman	39,577,976	1,866,418

Kent Savage	39,643,517	1,800,877

	For	Against	Abstain
4. To approve an amendment to the Sixth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock available for issuance by 20 million shares from 80 million to 100 million	40,148,880	1,186,642	108,872

5. To approve an amendment to the Sixth Amended and Restated Certificate of Incorporation to change the corporate name from Innovo Group Inc. to Joe’s Jeans Inc.;	41,309,608	27,521	107,265

6. To approve an amendment to the 2004 Stock Incentive Plan to increase the number of authorized shares available for issuance under the 2004 Stock Incentive Plan by 4 million shares from 4,265,172 shares to 8,265,172 shares;	26,846,243	4,551,695	97,101

7. The approval of any proposal to adjourn the meeting to a later date, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the approval of the sale of certain assets of the private label division	40,003,786	530,265	910,343

8. Appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending November 24, 2007	41,399,728	38,910	5,756

ITEM 9.01             Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description

10.1	2004 Stock Incentive Plan (incorporated by reference to the previously filed Proxy Statement filed on September 5, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNOVO GROUP INC.
(Registrant)

Date: October 17, 2007	By:	/s/ Marc Crossman
Marc Crossman
President, Chief Executive Officer, and Director
(Principal Executive Officer)

Exhibit Index

Exhibit Number	Description

10.1	2004 Stock Incentive Plan (incorporated by reference to the Proxy Statement filed on September 5, 2007)